SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2008

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

195 West Street, Waltham, Massachusetts 02451

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (781) 464-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 15, 2008, Kenneth S. Goldman resigned as a director of Salary.com. As previously announced in January 2008, Mr. Goldman had remained on the Board for a transitional period following his resignation as Senior Vice President and Chief Financial Officer of Salary.com in December 2007. There were no known disagreements with Mr. Goldman on any matters relating to Salary.com’s operations, policies or practices. Mr. Goldman is now the Senior Vice President and Chief Financial Officer of Black Duck Software, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: April 17, 2008	By:	/s/ Chris Power
Chris Power
Senior Vice President, Chief Financial Officer and Treasurer

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